UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): April 26, 2022
____________________
TransUnion

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
____________________
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On April 26, 2022, TransUnion (the “Company”) issued a press release announcing results for the quarter ended March 31, 2022. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
Item 7.01    Regulation FD Disclosure.
On April 26, 2022, management reviewed a slide presentation during the Company’s fiscal 2022 first quarter earnings conference call. The presentation materials are attached hereto as Exhibit 99.2 and incorporated herein by reference. These materials may also be used by the Company at one or more subsequent conferences with analysts, investors, or other stakeholders.
The information contained in the attached presentation materials is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission filings and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.
The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of TransUnion dated April 26, 2022, announcing results for the quarter ended March 31, 2022.
99.2	Earnings call presentation materials for the quarter ended March 31, 2022.
104	Cover page Interactive Data File (embedded within the inline XBRL file).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: April 26, 2022	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer and Principal Accounting Officer